SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                  SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
       Date of Report (Date of earliest event reported): January 21, 2004

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

                 California                                77-0446957
     (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                   Identification No.)

                        Commission File Number: 000-23575

        445 Pine Avenue, Goleta, California                 93117
     (Address of principal executive offices)             (Zip code)

                                :  (805) 692-5821
              (Registrant's telephone number, including area code)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit :

99.1 Press release dated January 21, 2004, entitled "Community West Bancshares
     (CWBC) Announces Earnings Per Share of $.08 for Fourth Quarter and $.38 for Year To Date."

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Results of Operations and Financial Condition
---------------------------------------------

     On January 21, 2004, the Company issued a press release announcing financial results for the quarter and year ended December 31, 2003, a copy of which is attached as Exhibit 99.1 to this current Report on Form 8-K.




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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 21, 2004       COMMUNITY WEST BANCSHARES

                             By: /s/Charles G. Baltuskonis
                                 -----------------------------

                                 Charles G. Baltuskonis
                                 Executive Vice President and
                                 Chief Financial Officer


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